UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1933

Date of Report: June 4, 2019
(Date of earliest event reported)

SYNRGY Corp.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	333-164999 --------------------------------	26-3606113 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Western Maryland Parkway
Hagerstown, MD 21740
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(Address of principal executive offices) (Zip Code)

(240) 288-1500
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(Registrant's telephone no., including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                        Entry into a Material Definitive Agreement

SYNRGY Corp. (SNGY), formerly Yaboo, Inc., (YBIN) announced today that it has entered into an agreement to acquire Synrgy Corp. a Maryland corporation.  Closing date expected June 18, 2019.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNRGY CORP.
(Registrant)

Date: June 4, 2019	By: /s/ Jeff Bearden
CEO